UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2007 (March 9, 2007)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, Newark, Ohio	43055

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-4.1(B)
EX-4.2(B)
EX-10.1(A)
EX-10.1(B)
EX-10.1(E)
EX-10.1(F)
EX-10.1(G)
EX-10.1(H)
EX-99.1

Item 1.01 – Entry into a Material Definitive Agreement.
Credit Agreement with JPMorgan Chase Bank, N.A.
On March 12, 2007, Park National Corporation, an Ohio corporation (“Park”), entered into a Credit Agreement, dated as of March 12, 2007 (the “Credit Agreement”), between Park, as the “Borrower”, and JPMorgan Chase Bank, N.A., as the “Bank”.
The Bank has committed, subject to the terms and conditions set forth in the Credit Agreement and the Line of Credit Note, dated March 12, 2007, executed by Park in favor of the Bank (the “Note”), to provide Park with a revolving line of credit facility in the aggregate principal sum of up to $40,000,000 (the “Credit Facility”) for a period of one year, with any outstanding amounts due and payable on March 12, 2008. The proceeds from the Credit Facility may be used for Park’s working corporate purposes. During the period from March 12, 2007 until the date of this Current Report on Form 8-K, Park has not borrowed any amounts under the Credit Facility.
The following description of the Credit Facility is qualified in its entirety by reference to the Credit Agreement and the Note, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1(a) and 10.1(b), respectively, and are incorporated herein by this reference.
Interest. Interest on the outstanding balance under the Credit Facility is payable, at Park’s option, at a rate equal to: (i) the sum of (a) the LIBOR Rate (as defined in the Note) and (b) 0.95% per annum; or (ii) the Prime Rate (as defined in the Note). As of the date of the Credit Agreement (March 12, 2007), Park believes that if there had been any LIBOR Rate Advances (as defined in the Note), they would have borne interest at a per annum rate equal to 6.31%, and if there had been any Prime Rate Advances (as defined in the Note), they would have borne interest at the rate of 8.25% per annum.
Optional Prepayments. Park may make optional prepayments of Prime Rate Advances under the Credit Facility, in whole or in part, without premium or penalty. Park may prepay any LIBOR Rate Advance only at the end of an Interest Period (as defined in the Note).
Security for the Credit Facility. Park’s obligations under the Credit Facility are not secured.
Representations and Warranties; Covenants; Events of Default. The terms of the Credit Facility include customary representations and warranties, customary affirmative and negative covenants and customary events of default.
At any time after the occurrence of an event of default under the Credit Facility, the Bank may, among other options, declare any amounts outstanding under the Credit Facility immediately due and payable and terminate any commitment to make further loans to Park under the Credit Facility. In addition, after a default has occurred under the Credit Facility, whether or not the Bank elects to accelerate the maturity of the Credit Facility because of such default, all Prime Rate Advances and all LIBOR Rate Advances under the Credit Facility will bear interest at a per annum rate equal to the Prime Rate plus three percent (3.00%) from the date the Bank elects to impose such rate.

First Supplemental Indenture
Effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007 (the “Effective Date”), Vision Bancshares, Inc. (“Vision”), an Alabama corporation, merged with and into Park (the “Merger”), pursuant to the terms of the Agreement and Plan of Merger, dated to be effective as of September 14, 2006 (as amended by the First Amendment to Agreement and Plan of Merger, dated to be effective as of February 6, 2007, the “Merger Agreement”), between Park and Vision.
In connection with the Merger, Park entered into a First Supplemental Indenture, dated as of the Effective Date (the “First Supplemental Indenture”), with Vision and Wilmington Trust Company, a Delaware banking corporation, as Trustee. A copy of the First Supplemental Indenture is filed with this Current Report on Form 8-K as Exhibit 4.1(b). Under the terms of the First Supplemental Indenture, Park assumed all of the payment and performance obligations of Vision under the Junior Subordinated Indenture, dated as of December 5, 2005 (the “Indenture”), pursuant to which Vision issued $15.5 million of junior subordinated debentures to Vision Bancshares Trust I, a Delaware statutory trust (the “Vision Trust”). The junior subordinated debentures were issued by Vision in connection with the sale by the Vision Trust of $15.0 million of floating rate preferred securities to institutional investors on December 5, 2005.
Both the junior subordinated debentures and the preferred securities mature on December 30, 2035 (which maturity may be shortened to a date not earlier than December 30, 2010), and carry a floating interest rate per annum, reset quarterly, equal to the sum of three month LIBOR plus 1.48 percent. Payment of interest on the junior subordinated debentures, and payment of cash distributions on the preferred securities, may be deferred at any time or from time to time for a period not to exceed twenty consecutive quarters.
Under the terms of the Indenture, Park, as successor to Vision in accordance with the First Supplemental Indenture, is prohibited from declaring or paying dividends to the holders of Park common shares (a) if an event of default under the Indenture has occurred and continues or (b) during any period in which the payment of interest on the junior subordinated debentures by Park (and the payment of cash distributions on the preferred securities by the Vision Trust) is being deferred.
Under the terms of the First Supplemental Indenture, Park also succeeds to and is substituted for Vision with the same effect as if Park had originally been named (i) as “Depositor” in the Amended and Restated Trust Agreement of the Vision Trust, dated as of December 5, 2005, among Vision, Wilmington Trust Company, as Property Trustee and as Delaware Trustee, and the Administrative Trustees named therein and (ii) as “Guarantor” in the Guarantee Agreement, dated as of December 5, 2005, between Vision and Wilmington Trust Company, as Guarantee Trustee.
Pursuant to the Notice of Resignation of Administrative Trustees and Appointment of Successors, dated March 9, 2007, delivered to Wilmington Trust Company, William E. Blackmon, Debbie Schmidt and Siri Albright resigned as Administrative Trustees of the Vision Trust as of the Effective Date and C. Daniel DeLawder, David L. Trautman and John W. Kozak

were appointed by Park to serve as successor Administrative Trustees of the Vision Trust as of the Effective Date. A copy of the Notice of Resignation of Administrative Trustees and Appointment of Successors is filed with this Current Report on Form 8-K as Exhibit 4.2(b).
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please see the discussion in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, concerning the Credit Agreement entered into by Park and JPMorgan Chase Bank, N.A., which discussion is incorporated herein by reference.
Please see the discussion in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, concerning the First Supplemental Indenture entered into by Park with Vision and Wilmington Trust Company, as Trustee, which discussion is incorporated herein by reference.
Item 3.03 – Material Modification to Rights of Security Holders.
Please see the discussion in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, concerning the provisions of the Indenture which prohibit Park from declaring or paying dividends to the holders of Park common shares under specified circumstances, which discussion is incorporated herein by reference.
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the Employment Agreement entered into September 14, 2006, by and among Park; Vision Bank, an Alabama banking corporation (“Vision Alabama”); Vision Bank, a Florida banking corporation (“Vision Florida”); and J. Daniel Sizemore (as amended by the First Amendment to Employment Agreement entered into February 6, 2007, the “Sizemore Agreement”), the Board of Directors of Park (the “Park Board”) elected J. Daniel Sizemore as a director of Park effective as of the Effective Date. Mr. Sizemore joins the class of directors whose terms of office will expire at the 2009 Annual Meeting of Shareholders of Park. Mr. Sizemore is the Chairman of the Board and Chief Executive Officer of both Vision Alabama and Vision Florida. Prior to the Effective Date, Mr. Sizemore also served as the Chairman of the Board and Chief Executive Officer of Vision.
Sizemore Agreement
The Sizemore Agreement was entered into on September 14, 2006 and became effective as of the Effective Date. The Sizemore Agreement replaces and supersedes the employment agreement, dated as of December 28, 2005, among Vision, Vision Alabama, Vision Florida and Mr. Sizemore. Vision Alabama and Vision Florida are collectively referred to in the Sizemore Agreement as the “Employer.”
The Sizemore Agreement provides that Mr. Sizemore will serve as the Chairman of the Board and Chief Executive Officer of the Employer and will report directly to the Park Board.

Additionally, during the term of the Sizemore Agreement, Mr. Sizemore is to be nominated to serve as a director of Park and nominated and elected to serve as a director and Chairman of the Board of the Employer. The term of Mr. Sizemore’s employment will be three years, with the term renewing automatically for one additional day on each day after the Effective Date. The Sizemore Agreement will terminate upon Mr. Sizemore’s death. The Employer may terminate the Sizemore Agreement (i) in the event of Mr. Sizemore’s Disability (as defined in the Sizemore Agreement), (ii) at any time for Cause (as defined in the Sizemore Agreement), or (iii) without Cause upon 30 days’ prior written notice. The Sizemore Agreement may be terminated by Mr. Sizemore voluntarily or for Good Reason (as defined in the Sizemore Agreement).
Under the Sizemore Agreement, Mr. Sizemore will receive an initial annual base salary of $300,000, which may be increased, but not decreased without his written consent, by the Park Board during the term of the Sizemore Agreement. Mr. Sizemore may also earn and receive a cash bonus in an amount up to sixty-five percent (65%) of his base salary, depending upon the performance of the Employer and the satisfaction of his personal performance goals to be set from time to time by the Compensation Committee of Park. Mr. Sizemore also received a lump sum payment of $900,000 upon the consummation of the Vision Merger in consideration for entering into the Sizemore Agreement, terminating his employment agreement with Vision, applying his experience, skills and knowledge in continued employment with the Employer and waiving and releasing all rights, benefits and payments specified in his employment agreement dated as of December 28, 2005. In addition, the Employer agreed to continue the Salary Continuation Agreements entered into July 14, 2004, as amended by the First Amendments to Vision Salary Continuation Plan entered into June 26, 2006, between Vision Alabama and Mr. Sizemore and Vision Florida and Mr. Sizemore. Copies of the Salary Continuation Agreements between Vision Alabama and Mr. Sizemore and Vision Florida and Mr. Sizemore are filed with this Current Report on Form 8-K as Exhibits 10.1(e) and 10.1(g), respectively. Copies of the First Amendments to Vision Salary Continuation Plan between Vision Alabama and Mr. Sizemore and Vision Florida and Mr. Sizemore are filed with this Current Report on Form 8-K as Exhibits 10.1(f) and 10.1(h), respectively.
In addition to the general fringe benefits provided under all programs that the Employer may provide from time to time to actively employed senior executives of the Employer, Mr. Sizemore is also entitled to the following specific fringe benefits: Employer-provided term life insurance equal to three times his base salary plus group term life insurance policies on his dependents in commercially reasonable amounts; a monthly car allowance equal to $750, plus mileage at the current Internal Revenue Service allowed reimbursement rate; and all fees for any country or social club which Mr. Sizemore joins (or as to which he was a member on the Effective Date) at the request of the Employer. In addition, Mr. Sizemore and his dependents will be covered under the Employer’s group health insurance plan with the entire monthly premium for such coverage to be paid by the Employer.
If Mr. Sizemore’s employment is terminated by his death or by the Employer for “Disability” (as defined in the Sizemore Agreement), or for “Cause” (as defined in the Sizemore Agreement), or if he voluntarily terminates his employment, Mr. Sizemore and his beneficiaries will be entitled to receive the following: any base salary that is accrued but unpaid; the value of any vacation that is accrued but unused, and any business expenses that are unreimbursed – all as of the date of termination of employment; and any rights and benefits (if any) provided under plans and programs of the Employer, determined in accordance with the applicable terms and provisions of such plans and programs.
If Mr. Sizemore’s employment is terminated without Cause, or if Mr. Sizemore terminates his employment for “Good Reason” (as defined in the Sizemore Agreement), in addition to receiving all the payments described in the preceding paragraph, Mr. Sizemore will also be entitled to receive the following: continuation of his base salary as in effect immediately prior to the date of his termination of employment for a period of three years (provided, that such payments will be made in separate, equal payments no less frequently than monthly over such period); and the Employer will continue to provide medical, dental, life insurance and other welfare benefits (collectively, the “welfare benefits”) to Mr. Sizemore, his spouse and his eligible dependents for a period of three years following the date of termination on the same basis and at the same cost as such benefits were provided to Mr. Sizemore immediately prior to his date of termination. Notwithstanding the foregoing, welfare benefits receivable by Mr. Sizemore will be reduced or eliminated to the extent that he becomes eligible to receive comparable welfare benefits at substantially similar costs from another employer.
If, upon the occurrence of a “Change in Control” (as such term is defined under Section 409A of the Internal Revenue Code) and, within 36 months following such change in control, the Sizemore Agreement is terminated by the Employer for any reason other than due to death, Disability or for Cause, Mr. Sizemore will receive the following: any base salary that is accrued but unpaid, the value of any vacation that is accrued but unused, and any business expenses that are unreimbursed – all as of the date of termination of employment; any rights and benefits (if any) provided under plans and programs of the Employer, determined in accordance with the applicable terms and provisions of such plans and programs; a single lump sum payment, payable on the tenth business day following the date of termination, equal to three times the total base salary and cash bonus paid or payable to Mr. Sizemore with respect to the most recently completed fiscal year of the Employer; and the Employer or its successor will continue to provide welfare benefits to Mr. Sizemore, his spouse and his eligible dependents for three years following the date of termination on the same basis and at the same cost as such benefits were provided to Mr. Sizemore immediately prior to his date of termination, provided that, if the terms of the plans governing such welfare benefits do not permit such coverage, the Employer or its successor must provide such welfare benefits to Mr. Sizemore with the same after tax effect.
The Sizemore Agreement contains confidentiality and non-competition provisions which prevent Mr. Sizemore from (i) disclosing confidential information about Park and the Employer and (ii) competing with Park or the Employer, soliciting or hiring any employee of Park or the Employer, soliciting any customer, supplier, contractual party of Park or the Employer or any other person with whom each of them has business relations to cease doing business with Park or the Employer, or interfering in the relationship of Park or the Employer and any of their respective employees, customers, suppliers, contractual parties or any other person with whom each of them has business relations for a period of three years following the termination of his employment or one year in the event that his employment is terminated pursuant to a change in control.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Sizemore Agreement.
Other Transactions and Relationships with Mr. Sizemore
Vision and Vision Alabama currently lease real property associated with Vision Alabama’s branch locations in Gulf Shores and Orange Beach, Alabama from Gulf Shores Investment Group, LLC, an Alabama limited liability company. Mr. Sizemore is a member of Gulf Shores Investment Group, LLC with a 1/15th proportionate ownership interest. Vision and Vision Alabama also lease real property associated with Vision Alabama’s branch location in Elberta, Alabama from Elberta Holdings, LLC, an Alabama limited liability company. Mr. Sizemore is a member of Elberta Holdings, LLC with a 1/3rd proportionate ownership interest. Vision and Vision Florida currently lease real property associated with Vision Florida’s branch location in Panama City, Florida from Bay County Investment Group, LLC, a Florida limited liability company. Mr. Sizemore is a member of Bay County Investment Group, LLC with a 1/23rd proportionate ownership interest.
In anticipation of the closing of the Merger, the Park Board approved the purchase of each of the branch locations described in the preceding paragraph by Vision Alabama or Vision Florida, as appropriate, following the closing of the Merger. The real property leased by Vision and Vision Alabama from Gulf Shores Investment Group, LLC in Gulf Shores, Alabama will be purchased by Vision Alabama for a purchase price of $2,400,000; the real property leased by Vision and Vision Alabama from Gulf Shores Investment Group, LLC in Orange Beach, Alabama will be purchased for a purchase price of $2,000,000; the real property leased by Vision and Vision Alabama from Elberta Holdings, LLC in Elberta, Alabama will be purchased by Vision Alabama for a purchase price of $880,000; and the real property leased by Vision and Vision Florida from Bay County Investment Group, LLC in Panama City, Florida will be purchased by Vision Florida for a purchase price of $2,975,000. Each purchase price represents the average of the appraised values obtained on behalf of each of Park and Vision and was agreed upon by Mr. Sizemore (on behalf of Vision) and C. Daniel DeLawder (on behalf of Park) on February 2, 2007 and approved by the Vision Board of Directors and the ownership entity for each property on that same date. Each branch location will be purchased for cash. Prior to purchasing any such property, Vision Alabama or Vision Florida, as appropriate, will calculate its “capital stock and surplus” for purposes of 12 C.F.R. § 223.3 in order to confirm that the amount of the proposed “covered transaction,” when combined with other “covered transactions,” will satisfy the limitations in respect of “covered transactions” set forth in Regulation W promulgated by the Federal Reserve Board. Park intends to make any additional capital contributions to Vision Alabama or Vision Florida which may be necessary to ensure that the limitations in respect of “covered transactions” are satisfied.
Item 8.01 – Other Events.
On March 9, 2007, Park and Vision issued a joint news release announcing the closing of the Merger contemplated by the Merger Agreement effective as of the Effective Date. As a result of the Merger, both Vision Alabama and Vision Florida became subsidiaries of Park.
At the time of the Merger, Vision had 6,410,049 shares of common stock outstanding. Under the terms of the Merger Agreement, Vision’s shareholders have the option of receiving cash or Park common shares for their Vision shares (or any combination thereof), subject to the allocation and election procedures set forth in the Merger Agreement. Park will allocate the requests of Vision’s shareholders so that 50 percent of the total Vision shares outstanding at the time of the Merger will be exchanged for cash at the rate of $25 per share and the other 50 percent of the Vision shares will be exchanged for Park common shares at the exchange rate of 0.2475 Park common shares for each Vision share. Park expects to pay the Vision shareholders aggregate consideration consisting of approximately $80.1 million and 793,200 Park common shares.
The Vision stock options outstanding at the time of the Merger totaled 467,784 with a weighted average exercise price per share of approximately $8.57. Pursuant to the terms of the Merger Agreement, each outstanding Vision stock option will be cancelled and converted into the right to receive an amount of cash equal to the product of (1) (a) $25.00 minus (b) the exercise price of the stock option, multiplied by (2) the number of Vision shares of common stock subject to the unexercised portion of the stock option. Park estimates that an aggregate of $7.7 million will be paid to the holders of the outstanding Vision stock options.
A copy of the news release announcing the closing of the Merger is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits. The documents listed below are filed with this Current Report on Form 8-K as exhibits or incorporated into this Current Report            on Form 8-K by reference as noted:

Exhibit No.	Description
2.1(a)	Agreement and Plan of Merger, dated to be effective as of September 14, 2006, by and between Park National Corporation and Vision Bancshares, Inc. (the “Vision Bancshares Merger Agreement”) (incorporated herein by reference to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Vision Bancshares, Inc. dated January 9, 2007, filed on January 11, 2007 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-139083))*

2.1(b)	First Amendment to Agreement and Plan of Merger, dated to be effective as of February 6, 2007, by and between Park National Corporation and Vision Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1(b) to Park National Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (File No. 1-13006))

Exhibit No.	Description
4.1(a)	Junior Subordinated Indenture, dated as of December 5, 2005, between Vision Bancshares, Inc. and Wilmington Trust Company, as Trustee (incorporated herein by reference to Exhibit 10.16 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

4.1(b)	First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc. (filed herewith)

4.2(a)	Amended and Restated Trust Agreement, dated as of December 5, 2005, among Vision Bancshares, Inc., as Depositor; Wilmington Trust Company, as Property Trustee and as Delaware Trustee; and the Administrative Trustees named therein, in respect of Vision Bancshares Trust I (incorporated herein by reference to Exhibit 10.15 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

Note: Pursuant to the First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc., Park National Corporation succeeded to and was substituted for Vision Bancshares, Inc. as “Depositor”

4.2(b)	Notice of Resignation of Administrative Trustees and Appointment of Successors, dated March 9, 2007, delivered to Wilmington Trust Company by the Resigning Administrative Trustees named therein, the Successor Administrative Trustees named therein and Park National Corporation (filed herewith)

4.3	Guarantee Agreement, dated as of December 5, 2005, between Vision Bancshares, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, in respect of Vision Bancshares Trust I (incorporated herein by reference to Exhibit 10.17 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

Note: Pursuant to the First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc., Park National Corporation succeeded to and was substituted for Vision Bancshares, Inc. as “Guarantor”

10.1(a)	Credit Agreement, dated as of March 12, 2007, between JPMorgan Chase Bank, N.A. and Park National Corporation (filed herewith)

Exhibit No.	Description
10.1(b)	Line of Credit Note, dated March 12, 2007, issued by Park National Corporation to JPMorgan Chase Bank, N.A. or order (filed herewith)

10.1(c)	Employment Agreement for J. Daniel Sizemore, entered into September 14, 2006, by and among Park National Corporation; Vision Bank, an Alabama banking corporation; Vision Bank, a Florida banking corporation; and J. Daniel Sizemore (effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007 – the effective time of the merger of Vision Bancshares, Inc. with and into Park National Corporation) (incorporated herein by reference to Exhibit C-1 to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Vision Bancshares, Inc. dated January 9, 2007, filed on January 11, 2007 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-139083))

10.1(d)	First Amendment to Employment Agreement for J. Daniel Sizemore, entered into February 6, 2007, by and among Park National Corporation; Vision Bank, an Alabama banking corporation; Vision Bank, a Florida banking corporation; and J. Daniel Sizemore (incorporated herein by reference to Exhibit 10.17(b) to Park National Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (File No. 1-13006))

10.1(e)	Salary Continuation Agreement, adopted as of July 14, 2004, between Vision Bank, an Alabama banking corporation, and J. Daniel Sizemore (filed herewith)

10.1(f)	First Amendment to the Vision Bank Salary Continuation Plan, adopted as of June 26, 2006, between Vision Bank, an Alabama banking corporation, and J. Daniel Sizemore (filed herewith)

10.1(g)	Salary Continuation Agreement, adopted as of July 14, 2004, between Vision Bank, FSB (predecessor by merger to Vision Bank, a Florida banking corporation), and J. Daniel Sizemore (filed herewith)

10.1(h)	First Amendment to the Vision Bank Salary Continuation Plan, adopted as of June 26, 2006, between Vision Bank, a Florida banking corporation, and J. Daniel Sizemore (filed herewith)

99.1	News Release issued by Park National Corporation and Vision Bancshares, Inc. on March 9, 2007 announcing the closing of the merger of Vision Bancshares, Inc. with and into Park National Corporation

*	The forms of employment agreements attached as Exhibits C-6 through C-12 to the Vision Bancshares Merger Agreement and the Vision Bancshares Disclosure Schedule referenced in the Vision Bancshares Merger Agreement have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. Park National Corporation hereby undertakes to furnish supplementally a copy of the Vision Bancshares Disclosure Schedule and Exhibits C-6 through C-12 to the Vision Bancshares Merger Agreement upon request by the SEC.
[Remainder of page intentionally left blank; signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: March 15, 2007	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated March 15, 2007
Park National Corporation

Exhibit No.	Description
2.1(a)	Agreement and Plan of Merger, dated to be effective as of September 14, 2006, by and between Park National Corporation and Vision Bancshares, Inc. (the “Vision Bancshares Merger Agreement”) (incorporated herein by reference to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Vision Bancshares, Inc. dated January 9, 2007, filed on January 11, 2007 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-139083))*

2.1(b)	First Amendment to Agreement and Plan of Merger, dated to be effective as of February 6, 2007, by and between Park National Corporation and Vision Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1(b) to Park National Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (File No. 1-13006))

4.1(a)	Junior Subordinated Indenture, dated as of December 5, 2005, between Vision Bancshares, Inc. and Wilmington Trust Company, as Trustee (incorporated herein by reference to Exhibit 10.16 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

4.1(b)	First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc. (filed herewith)

Exhibit No.	Description
4.2(a)	Amended and Restated Trust Agreement, dated as of December 5, 2005, among Vision Bancshares, Inc., as Depositor; Wilmington Trust Company, as Property Trustee and as Delaware Trustee; and the Administrative Trustees named therein, in respect of Vision Bancshares Trust I (incorporated herein by reference to Exhibit 10.15 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

Note: Pursuant to the First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc., Park National Corporation succeeded to and was substituted for Vision Bancshares, Inc. as “Depositor”

4.2(b)	Notice of Resignation of Administrative Trustees and Appointment of Successors, dated March 9, 2007, delivered to Wilmington Trust Company by the Resigning Administrative Trustees named therein, the Successor Administrative Trustees named therein and Park National Corporation (filed herewith)

4.3	Guarantee Agreement, dated as of December 5, 2005, between Vision Bancshares, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, in respect of Vision Bancshares Trust I (incorporated herein by reference to Exhibit 10.17 to Vision Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (File No. 000-50719))

Note: Pursuant to the First Supplemental Indenture, dated to be effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007, among Wilmington Trust Company, as Trustee; Park National Corporation; and Vision Bancshares, Inc., Park National Corporation succeeded to and was substituted for Vision Bancshares, Inc. as “Guarantor”

10.1(a)	Credit Agreement, dated as of March 12, 2007, between JPMorgan Chase Bank, N.A. and Park National Corporation (filed herewith)

10.1(b)	Line of Credit Note, dated March 12, 2007, issued by Park National Corporation to JPMorgan Chase Bank, N.A. or order (filed herewith)

Exhibit No.	Description
10.1(c)	Employment Agreement for J. Daniel Sizemore, entered into September 14, 2006, by and among Park National Corporation; Vision Bank, an Alabama banking corporation; Vision Bank, a Florida banking corporation; and J. Daniel Sizemore (effective as of 6:00 p.m., Eastern Standard Time, on March 9, 2007 – the effective time of the merger of Vision Bancshares, Inc. with and into Park National Corporation) (incorporated herein by reference to Exhibit C-1 to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Vision Bancshares, Inc. dated January 9, 2007, filed on January 11, 2007 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-139083))

10.1(d)	First Amendment to Employment Agreement for J. Daniel Sizemore, entered into February 6, 2007, by and among Park National Corporation; Vision Bank, an Alabama banking corporation; Vision Bank, a Florida banking corporation; and J. Daniel Sizemore (incorporated herein by reference to Exhibit 10.17(b) to Park National Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (File No. 1-13006))

10.1(e)	Salary Continuation Agreement, adopted as of July 14, 2004, between Vision Bank, an Alabama banking corporation, and J. Daniel Sizemore (filed herewith)

10.1(f)	First Amendment to the Vision Bank Salary Continuation Plan, adopted as of June 26, 2006, between Vision Bank, an Alabama banking corporation, and J. Daniel Sizemore (filed herewith)

10.1(g)	Salary Continuation Agreement, adopted as of July 14, 2004, between Vision Bank, FSB (predecessor by merger to Vision Bank, a Florida banking corporation), and J. Daniel Sizemore (filed herewith)

10.1(h)	First Amendment to the Vision Bank Salary Continuation Plan, adopted as of June 26, 2006, between Vision Bank, a Florida banking corporation, and J. Daniel Sizemore (filed herewith)

99.1	News Release issued by Park National Corporation and Vision Bancshares, Inc. on March 9, 2007 announcing the closing of the merger of Vision Bancshares, Inc. with and into Park National Corporation

*	The forms of employment agreements attached as Exhibits C-6 through C-12 to the Vision Bancshares Merger Agreement and the Vision Bancshares Disclosure Schedule referenced in the Vision Bancshares Merger Agreement have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. Park National Corporation hereby undertakes to furnish supplementally a copy of the Vision Bancshares Disclosure Schedule and Exhibits C-6 through C-12 to the Vision Bancshares Merger Agreement upon request by the SEC.